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                                                                   EXHIBIT 10.18

         THIS SECOND AMENDMENT TO THE STRATEGIC ALLIANCE AGREEMENT (this "Amendment") made as of July 31, 2004, between GIGABEAM CORPORATION, a Delaware corporation (the "Company"), having its principal executive office at 14225-C Sullyfield Circle, Chantilly, Virginia 20151, and THINKOM SOLUTIONS, INC., a California corporation ("ThinKom"), having its principal executive offices at 3825 Del Amo Blvd, Suite 200, Torrance, CA 90503.

                               W I T N E S S E T H

         WHEREAS, the Company and ThinKom entered into a certain Strategic Alliance Agreement dated January 5, 2004 and a First Amendment to the Strategic Alliance Agreement dated April 28, 2004 (the "Agreement") whereby the Company would design, manufacture and market a commercial point-to-point terrestrial wireless communications system utilizing a frequency range of 71 GigaHertz ("GHz") through 76 GHz and 81 GHz through 86 GHz which incorporates ThinKom's antenna component technologies;

         WHEREAS, the Company and ThinKom desire to amend certain of the terms and provisions of the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants made herein and other good and valuable consideration, receipt of which is hereby acknowledged, the Company and ThinKom hereby agree as follows:

         SECTION 1. Amendments to the Agreement. Effective as of the date hereof:

         A. GigaBeam hereby agrees to provide ThinKom by September 30, 2004, with the completed Exhibits A, B and C, as mutually agreed upon by both parties.

         SECTION 2. Representation and Warranties. The Company and ThinKom hereby represent and warrant as follows (with the effectiveness of this Amendment being further conditioned upon all such representations and warranties being true and correct in all material respects on the date of this Amendment):

         (a) The execution, delivery and performance by the Company and ThinKom of this Amendment have been duly authorized by all necessary corporate action;

         (b) This Amendment to which the Company and ThinKom is a party constitute legal, valid and binding obligations of the Company and ThinKom, respectively, enforceable against it in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, equitable remedies and other similar laws affecting creditors' rights generally, and except that the availability of equitable remedies is subject to the discretion of the court before which such remedies are sought;

         (c) No event has occurred and is continuing which has not been waived which constitutes a breach of the Agreement.
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         SECTION 3. Effect on the Agreement. Except as specifically amended hereby, the Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         SECTION 4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed on their behalf in their respective corporate names by their duly authorized officers all as of the date first above written.



                                    GIGABEAM CORPORATION

                                    By:/s/ Douglas G. Lockie
                                       --------------------------------
                                    Name:  Douglas G. Lockie
                                    Title: President and Chief Technology
                                           Officer


                                    THINKOM SOLUTIONS, INC.


                                    By:/s/ Michael A. Burke
                                       --------------------------------
                                    Name:  Michael A. Burke
                                    Title: President & Chief Executive Officer